UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 17, 2025
SOLVENTUM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 001-41968	92-2008841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, Building 275-6W 2510 Conway Avenue East, Maplewood, Minnesota		55144
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	SOLV	New York Stock Exchange
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2025, Solventum Corporation (the “Company”) announced that Heather Knight has been appointed to serve in the newly created role of Chief Commercial Officer of the Company, effective as of November 10, 2025. Ms. Knight will oversee all global commercial and R&D operations across the Company’s MedSurg, Dental Solutions and Health Information Systems segments and will report directly to CEO Bryan Hanson.

In connection with Ms. Knight’s appointment, Chris Barry, Executive Vice President and Group President of MedSurg, will depart the Company effective December 31, 2025. Upon execution and non-revocation of a general release of claims, Mr. Barry is entitled to receive severance benefits under the Solventum Executive Severance Plan (the “Severance Plan”) and his outstanding equity awards will be treated in accordance with the applicable award agreements (as modified by the Severance Plan, if applicable). The Severance Plan and the Company’s form of equity award agreements have previously been filed as exhibits to the Company’s filings with the U.S. Securities and Exchange Commission.

About Heather Knight

Ms. Knight brings over 30 years of leadership experience in the MedTech industry. Most recently, she served as Chief Operating Officer at Baxter International, where she led global sales across three business segments, as well as R&D, supply chain, and medical and regulatory affairs. Throughout her career, Ms. Knight has held numerous roles of increasing leadership in general management, global upstream and commercial capacities at companies including Medtronic plc, Covidien plc, Tyco Healthcare and Kendall, and she currently serves on the Board of Directors of Waters Corporation. Ms. Knight earned her bachelor's degree in Biological Sciences from the University of Buffalo and completed the Executive Sales Strategy and Management program from the University of Chicago Booth School of Management.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOLVENTUM CORPORATION

By:	/s/ Wayde McMillan

Wayde McMillan
Executive Vice President and Chief Financial Officer
Dated: October 21, 2025